SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of August 1, 2007 (as the same may from time to time be amended, supplemented or otherwise modified, this “Security Agreement”), by and between The Intagio Group, Inc., a Delaware corporation (the “Secured Party”), and ITEX Corporation, a Nevada corporation (the “Debtor”).

WITNESSETH:

WHEREAS, the Debtor and the Secured Party are parties to the certain Asset Purchase Agreement, dated as of July 25, 2007 (the “Purchase Agreement”), which provides for, among other things, the issuance to the Secured Party of non-negotiable senior subordinated secured promissory note (the “Note”) in the aggregate principal amount of _____________________ (subject to adjustment as provided by the Purchase Agreement); and

WHEREAS, it is a condition precedent to the consummation of the transactions contemplated by the Purchase Agreement that the Debtor execute and deliver this Security Agreement to the Secured Party.

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1  Defined Terms. As used herein, capitalized terms defined in this Agreement and not otherwise defined herein are used herein as so defined.

“Account Debtor” shall mean the Person who is obligated on a Receivable.

“Accounts” shall mean “accounts” as such term is defined in Section 9-102(2) of the UCC.

“Chattel Paper” shall mean “chattel paper” as such term is defined in Section 9-102(11) of the UCC.

“Collateral” shall have the meaning assigned to it in Article II hereof.

“Collateral Records” shall mean books, records, computer software, computer printouts, customer lists, blueprints, technical specifications, manuals, and similar items which relate to any Collateral other than such items obtained under license or franchise security agreements which prohibit assignment or disclosure of such items.

“Contracts” means all contracts, undertakings, franchise agreements or other agreements in or under which the Debtor now holds or hereafter acquires any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

“Documents” shall mean “documents” as such term is defined in Section 9-102(30) of the UCC.

“Equipment” shall mean “equipment” as such term is defined in Section 9-102(33) of the UCC, including, without limitation, machinery, manufacturing equipment, data processing equipment, computers, office equipment, furniture, appliances, and tools.

“Event of Default” shall have the meaning assigned to it in the Note.

“Fixtures” shall mean “fixtures” as such term is defined in Section 9-102(41) of the UCC.

“General Intangibles” shall mean “general intangibles” as such term is defined in Section 9-102(42) of the UCC, including, without limitation, rights to the payment of money (other than Receivables), trademarks, copyrights, patents, and contracts, licenses and franchises (except in the case of licenses and franchises in respect of which the Debtor is the licensee or franchisee if the agreement in respect of such license or franchise prohibits by its terms any assignment or grant of a security interest), limited and general partnership interests and joint venture interests, federal income tax refunds, trade names, distributions on certificated securities (as defined in § 8-102(a)(4) of the UCC) and uncertificated securities (as defined in § 8-102(a)(18) of the UCC), computer programs and other computer software, inventions, designs, trade secrets, goodwill, proprietary rights, customer lists, supplier contracts, sale orders, correspondence, advertising materials, payments due in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property, reversionary interests in pension and profit-sharing plans and reversionary, beneficial and residual interests in trusts, credits with and other claims against any Person, together with any collateral for any of the foregoing and the rights under any security agreement granting a security interest in such collateral.

“Instruments” shall mean “instruments” as such term is defined in Section 9-102(47) of the UCC.

“Inventory” shall mean “inventory” as such term is defined in § 9-102(48) of the UCC, including without limitation, all goods (whether such goods are in the possession of the Debtor or of a bailee or other Person for sale, lease, storage, transit, processing, use or otherwise and whether consisting of whole goods, spare parts, components, supplies, materials or consigned or returned or repossessed goods), including without limitation, all such goods which are held for sale or lease or are to be furnished (or which have been furnished) under any contract of service or which are raw materials or work in progress or materials used or consumed in the Debtor’s business.

“Investment Property” shall mean “investment property” as such term is defined in Section 9-102(49) of the UCC.

“Lien” shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement of any kind or nature whatsoever, including, without limitation, the filing of any financing statement or similar instrument under the UCC or comparable law of any jurisdiction, domestic or foreign.

“Permitted Liens” shall mean any of the following (1) Liens for taxes, fees, assessments or other governmental charges which are not yet due and payable or which are being contested in good faith with a reserve or other appropriate provision having been made therefor; (2) statutory liens of landlords, carriers, warehousemen, mechanics, materialmen and other similar liens imposed by law which are incurred in the ordinary course of business; (3) Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security; (4) easements, reservations, rights of way, restrictions, minor defects or irregularities in title and other similar Liens not interfering in any material respect with the ordinary conduct of the business of the Debtor; (5) Liens in favor of the Secured Party and the Senior Secured Party (as hereinafter defined); (6) Liens existing on the date hereof and set forth on Schedule A hereto; (7) Liens (i) upon or in any Equipment acquired or held by the Debtor to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition of such Equipment or (ii) existing on such Equipment at the time of its acquisition, provided that the Lien is confined solely to the Equipment so acquired, improvements thereon and the Proceeds of such Equipment; (8) Liens arising from judgments, decrees or attachments; and (9) other Liens not described above securing outstanding aggregate indebtedness of less than $50,000.

“Person” shall mean and include any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or agency, department or instrumentality thereof.

“Proceeds” shall mean “proceeds” as such term is defined in Section 9-102(64) of the UCC.

“Receivables” shall mean all rights to payment for goods sold or leased or services rendered, whether or not earned by performance and all rights in respect of the Account Debtor, including, without limitation, all such rights in which the Debtor has any right, title or interest by reason of the purchase thereof by the Debtor, and including, without limitation, all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible, note, contract, invoice, purchase order, draft, acceptance, book debt, intercompany account, security agreement, or other evidence of indebtedness or security, together with (1) any collateral assigned, hypothecated or held to secure any of the foregoing and the rights under any security agreement granting a security interest in such collateral; (2) all goods, the sale of which gave rise to any of the foregoing, including, without limitation, all rights in any returned or repossessed goods and unpaid seller’s rights; (3) all guarantees, endorsements and indemnifications on, or of, any of the foregoing; and (4) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith.

“Receivables Records” shall mean (1) all original copies of all documents, instruments or other writings evidencing the Receivables; (2) all books, correspondence, credit or other files, records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of the Debtor or any computer bureau or agent from time to time acting for the Debtor or otherwise; (3) all evidences of the filing of financing statements and the registration of other instruments in connection therewith and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including without limitation lien search reports, from filing or other registration officers; (4) all credit information, reports and memoranda relating thereto, and (5) all other written or non-written forms of information related in any way to the foregoing or any Receivable.

“Secured Obligations” means the indebtedness and obligations of the Debtor evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which the Debtor is responsible under this Agreement or the Note.

“UCC” shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Nevada; provided, however, in the event that any or all of the attachment, perfection or priority of the Secured Party’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the state of incorporation of the Debtor, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

ARTICLE II

GRANT OF SECURITY INTERESTS

As security for the prompt and complete payment and performance in full of all the Secured Obligations, the Debtor hereby assigns, conveys, mortgages, and pledges, hypothecates and transfers to the Secured Party and hereby grants to the Secured Party a security interest in and continuing lien on all of the Debtor’s right, title and interest in, to and under the following, whether now owned or existing or hereafter acquired or arising, and wherever located (all of which being hereinafter collectively called the “Collateral”):

(i)  all Accounts;

(ii)  all Chattel Paper;

(iii)  all Collateral Records;

(iv)  Contracts

(v)  all Documents;

(vi)  all Equipment;

(vii)  all Fixtures;

(viii)  all General Intangibles;

(ix)  all Instruments;

(x)  all Inventory;

(xi)  all Investment Property;

(xii)  all Receivables;

(xiii)  all Receivables Records;

(xiv)  all other tangible and intangible personal property; and

(xv)  all accessions, attachments and additions to any or all of the foregoing, all substitutions and replacements for any or all of the foregoing and all Proceeds or products of any or all of the foregoing.

The Secured Party acknowledges the security interest of U.S. Bank, N.A. (the "Senior Secured Party") in the Collateral and agrees and confirms that the security interest granted hereunder shall be subordinate in priority to the security interest of the Senior Secured Party in the Collateral.

ARTICLE III

RIGHTS OF THE SECURED PARTY; COLLECTION OF ACCOUNTS.

(a)  Notwithstanding anything contained in this Security Agreement to the contrary, the Debtor expressly agrees that it shall remain liable under each of its Contracts and each of its licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder and that it shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract or license. The Secured Party shall not have any obligation or liability under any Contract or license by reason of or arising out of this Security Agreement or the granting to the Secured Party of a lien therein or the receipt by the Secured Party of any payment relating to any contract or license pursuant hereto, nor shall the Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of the Debtor under or pursuant to any Contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or license, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(b)  The Secured Party authorizes the Debtor, upon the occurrence and continuance of an Event of Default, to collect its Accounts, provided that such collection is performed in a prudent and businesslike manner, and the Secured Party may, upon the occurrence and during the continuation of any Event of Default and without notice, limit or terminate said authority at any time. Upon the occurrence and during the continuance of any Event of Default, at the request of the Secured Party, the Debtor shall deliver to the Secured Party all original and other documents evidencing and relating to the performance of labor or service which created such Accounts, including, without limitation, all original orders, invoices and shipping receipts.

(c)  The Secured Party may at any time, upon the occurrence and during the continuance of any Event of Default, after notifying the Debtor of its intention to do so, notify Account Debtors of the Debtor, parties to the Contracts of the Debtor, obligors in respect of Instruments of the Debtor and obligors in respect of Chattel Paper of the Debtor that the Accounts and the right, title and interest of the Debtor in and under such Contracts, Instruments and Chattel Paper have been assigned to the Secured Party and that payments shall be made directly to the Secured Party. Upon the request of the Secured Party, the Debtor shall so notify such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper. Upon the occurrence and during the continuance of any Event of Default, the Secured Party may, in its name or in the name of others, communicate with such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper to verify with such parties, to the Secured Party’s satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

The Debtor has delivered to the Secured Party a certificate signed by the Debtor and entitled “Perfection Certificate” (the “Perfection Certificate”) attached as Annex A. The Debtor represents and warrants to the Secured Party as follows: (a) the Debtor’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the Debtor is an organization of the type, and is organized in the jurisdiction set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth the Debtor’s organizational identification number or accurately states that the Debtor has none, (d) the Perfection Certificate accurately sets forth the Debtor’s place of business or, if more than one, its chief executive office, as well as the Debtor’s mailing address, if different, (e) all other information set forth on the Perfection Certificate pertaining to the Debtor is accurate and complete, and (f) that there has been no change in any information provided in the Perfection Certificate since the date on which it was executed by the Debtor.

ARTICLE V

COVENANTS

The Debtor covenants and agrees with the Secured Party that from and after the date of this Security Agreement:

5.1  Further Assurances. The Debtor will from time to time at the expense of the Debtor, promptly execute, deliver, file and record all further instruments, endorsements and other documents, and take such further action as the Secured Party may deem reasonably desirable in obtaining the full benefits of this Security Agreement and of the rights, remedies and powers herein granted, including, without limitation, the following:

(i)  The filing of any financing statements, in a form reasonably acceptable to the Secured Party under the UCC or applicable law, rule or regulation in effect in any jurisdiction with respect to the Liens and security interests granted hereby. The Debtor also hereby authorizes the Secured Party to file any such financing statements, including without limitation continuation statements, and amendments thereto, in all jurisdictions and with all filing offices as the Secured Party may determine, in its reasonable discretion are necessary or advisable to perfect the security interests granted to the Secured Party in connection herewith without the signature of the Debtor to the extent permitted by applicable law. Such financing statements may describe the Collateral in the same manner as described in this Security Agreement or may contain an indication or description of Collateral that describes such property in any other manner as the Secured Party may determine, in its reasonable discretion, is necessary, advisable or prudent to ensure the perfection of the security interests in the Collateral granted to the Secured Party in connection herewith, including, without limitation, describing such property as “all assets” or “all personal property.” A photocopy or other reproduction of this Security Agreement shall be sufficient as a financing statement and may filed in lieu of the original to the extent permitted by applicable law. The Debtor will pay or reimburse the Secured Party for all filing fees and related expenses reasonably incurred in connection therewith; and

(ii)  Furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and its location and such other reports in connection with the Collateral as the Secured Party may reasonable request, all in reasonable detail and in form reasonably satisfactory to the Secured Party.

5.2  Covenants Concerning Debtor’s Legal Status. Without providing at least 30 days’ prior written notice to the Secured Party, the Debtor will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one. If the Debtor does not have an organizational identification number and later obtains one, the Debtor shall forthwith notify the Secured Party of such organizational identification number. The Debtor will not change its type of organization, jurisdiction of organization or other legal structure.

5.3  Covenants Concerning Collateral. The Collateral, to the extent not delivered to the Secured Party, will be kept at those locations listed on the Perfection Certificate and the Debtor will not remove the Collateral from such locations, without providing at least thirty days prior written notice to the Secured Party. Except as previously pledged and assigned to the Senior Secured Party, and except for the security interest herein granted, the Debtor shall be the owner of or have other rights in the Collateral free from any right or claim of any other Person, lien, security interest or other encumbrance, and the Debtor shall defend the same against all claims and demands of all Persons at any time claiming the same or any interests therein adverse to the Secured Party. The Debtor (i) shall not pledge, mortgage or create, or suffer to exist any right of any Person in or claim by any Person to the Collateral, or any security interest, lien or encumbrance in the Collateral in favor of any Person, other than the Senior Secured Party and the Secured Party; (ii) will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon; (iii) will permit the Secured Party, or its designee, to inspect the Collateral at any reasonable time, wherever located; (iv) will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement; (v) will continue to operate its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances; and (vi) will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for sales and leases of inventory in the ordinary course of business.

5.4  Maintain Records. The Debtor will keep and maintain at its own cost and expense reasonably satisfactory and complete records of the Collateral.

5.5  Other Actions as to Any and All Collateral. The Debtor will, at the request and option of the Secured Party, take any and all other actions the Secured Party may determine to be necessary or useful for the attachment and perfection of, and the ability of the Secured Party to enforce, the Secured Party’s security interest in any and all of the Collateral, including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that the Debtor’s signature thereon is required therefor, (ii) causing the Secured Party’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party’s security interest in such Collateral, (iii) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party’s security interest in such Collateral, (iv) obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to Secured Party, including, without limitation, any consent of any licensor, lessor or other Person obligated on Collateral, (v) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Secured Party and (vi) taking all actions under any earlier versions of the Uniform Commercial Code or under any other law, as reasonably determined by the Secured Party to be applicable in any relevant Uniform Commercial Code or other jurisdiction, including any foreign jurisdiction.

5.6  Right of Inspection. The Secured Party shall at all times on a confidential basis have full and free access during normal business hours to the Collateral and to all the books, correspondence and records of the Debtor, and the Secured Party and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Debtor agrees to render the Secured Party, at the Debtor’s cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Secured Party and its representatives shall (i) at all times also have the right to enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of inspecting the same or observing its use, and (ii) after an Event of Default has occurred, to repossess any or all of the Collateral.

5.7  Payment of Obligations. The Debtor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral, as well as all claims of any kind (including, without limitation, claims for labor, materials, supplies and services) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) the Debtor has promptly notified the Secured Party of the existence of such proceedings and such proceedings do not involve, in the good faith and reasonable opinion of the Secured Party, any material danger for the sale, forfeiture or loss of any material portion of the Collateral or any material interest therein and (iii) such charge is adequately reserved against on the Debtor’s books in accordance with generally accepted accounting principles.

5.8  Negative Pledge. Without the consent of the Secured Party, the Debtor will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby and other than Permitted Liens.

5.9  Limitations on Dispositions of Collateral. Without the express prior written consent of the Secured Party (which consent the Secured Party may withhold or delay in its complete and sole discretion), the Debtor will not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so, except for sales Inventory in the ordinary course of its business and except for, so long as no Event of Default shall have occurred and be continuing, the disposition in the ordinary course of business of items of Equipment which have become worn out or obsolete.

5.10  Expenses Incurred by Secured Party. In the Secured Party’s discretion, if the Debtor fails to do so, the Secured Party may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, maintain any of the Collateral, make repairs thereto and pay any necessary filing fees or insurance premiums. The Debtor agrees to reimburse the Secured Party on demand for all expenditures so made. The Secured Party shall have no obligation to the Debtor to make any such expenditures, nor shall the making thereof be construed as the waiver or cure of any Default or Event of Default.

5.11  Secured Party’s Obligations and Duties. Anything herein to the contrary notwithstanding, the Debtor shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by the Debtor thereunder. The Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party be obligated in any manner to perform any of the obligations of the Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which the Secured Party may be entitled at any time or times. The Secured Party’s sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Secured Party deals with similar property for its own account.

ARTICLE VI

POWER OF ATTORNEY

6.1  Following the occurrence and continuance of an Event of Default, Debtor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Debtor and in the name of the Debtor or in its own name, from time to time in the Secured Party’s reasonable discretion, for the purpose of enforcing the Secured Party’s rights under Article VII below, to take any and all appropriate action by any technologically available means, which may include, without limitation, any form of electronic data transmission, and to execute in any appropriate manner, which may include, without limitation, using any symbol that the Secured Party may adopt to signify the Debtor’s intent to authenticate, any and all documents and instruments which may be reasonably necessary or desirable to enforce Secured Party’s rights under Article VII below.

The Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

ARTICLE VII

REMEDIES; RIGHTS UPON DEFAULT

7.1  Rights and Remedies Generally. If an Event of Default shall occur and be continuing, then and in every such case, the Secured Party shall have all the rights and remedies of a secured party under the UCC, shall have all rights now or hereafter existing under all other applicable laws, and, subject to any mandatory requirements of applicable law then in effect, shall have all the rights set forth in this Security Agreement or the Note and all the rights set forth with respect to the Collateral or this Security Agreement in any other security agreement between the parties.

7.2  Assembly of Collateral. If an Event of Default shall occur and be continuing, upon five (5) days’ notice to the Debtor, the Debtor shall, at its own expense, assemble the Collateral (or from time to time any portion thereof) and make it available to the Secured Party at any place or places designated by the Secured Party which is reasonably convenient to both parties.

7.3  Disposition of Collateral. The Secured Party will give the Debtor reasonable notice of the time and place of any public sale of the Collateral or any part thereof or the time after which any private sale or any other intended disposition thereof is to be made. The Debtor agrees that the requirements of reasonable notice to it shall be met if such notice is mailed, postage prepaid to its address specified in Section 7.3 of the Purchase Agreement (or such other address that the Debtor may provide to the Secured Party in writing) at least ten (10) days before the time of any public sale or after which any private sale may be made. The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by the Secured Party in the following order of priorities: First, to the Secured Party in an amount sufficient to pay in full the reasonable costs of the Secured Party in connection with such sale, disposition or other realization, including all fees, costs, expenses, liabilities and advances reasonably incurred or made by the Secured Party in connection therewith, including, without limitation, reasonable attorneys’ fees; Second, to the Secured Party in an amount equal to the then unpaid Secured Obligations; and Finally, upon payment in full of the Secured Obligations, to the Debtor or its representatives, in accordance with the UCC or as a court of competent jurisdiction may direct.

7.4  Recourse. The Debtor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to satisfy the Secured Obligations. The Debtor shall also be liable for all expenses of the Secured Party reasonably incurred in connection with collecting such deficiency, including, without limitation, the reasonable fees and disbursements of attorneys employed by the Secured Party to collect such deficiency.

7.5  Expenses; Attorneys’ Fees. The Debtor shall reimburse the Secured Party for all its reasonable expenses in connection with the exercise of its rights under this Article VII, including, without limitation, all reasonable attorneys’ fees and legal expenses incurred by the Secured Party. Expenses of retaking, holding, preparing for sale, selling or the like shall include the reasonable attorneys’ fees and legal expenses of the Secured Party. All such expenses shall be secured hereby.

7.6  Limitation on Duties Regarding Preservation of Collateral. The Secured Party’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Secured Party deals with similar property for its own account.

(a)  The Secured Party shall have no obligation to take any steps to preserve rights against prior parties to any Collateral.

(b)  Neither the Secured Party nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Debtor or otherwise.

ARTICLE VIII

MISCELLANEOUS

8.1  Limitation on the Secured Party’s Duty in Respect of Collateral. The Secured Party shall be deemed to have acted reasonably in the custody, preservation and disposition of any of the Collateral if it takes such action as the Debtor requests in writing, but failure of the Secured Party to comply with any such request shall not in itself be deemed a failure to act reasonably, and no failure of the Secured Party to do any act not so requested shall be deemed a failure to act reasonably.

8.2  Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Debtor for liquidation or reorganization, should the Debtor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Debtor’s property and assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

8.3  Governing Law; Waiver of Jury Trial.

(i)  This Agreement shall be governed by and construed in accordance with the laws of the State of Washington without regard to the principles of conflicts of law thereof.

(ii)  Each of the parties hereto consents to the jurisdiction of any state or federal court located within the county of San Francisco in the State of California, and irrevocably agrees that all actions or proceedings relating to this Agreement or the transactions contemplated hereby shall be litigated in one of such courts, and each of the parties waives any objection that it may have based on improper venue or forum non conveniens to the conduct of any such action or proceeding in any such court and waives personal service of any and all process upon it, and consents to all such service of process made in the manner set forth in Section 8.4. Nothing contained in this Section 8.3(ii) shall affect the right of any party to serve legal process on any other party in any other manner permitted by law.

(iii)  Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement or the transactions contemplated by this Agreement. Each party certifies and acknowledges that (i) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (ii) each such party understands and has considered the implications of this waiver, (iii) each such party makes this waiver voluntarily, and (iv) each such party has been induced to enter into this agreement by, among other things, the waivers and certifications in this Section 8.3(iii).

8.4  Notices. Except as otherwise expressly provided herein, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in made in accordance with all of the provisions of Section 7.3 of the Purchase Agreement.

8.5  Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of the Debtor, the Secured Party, all future holders of the Secured Obligations and their respective successors and assigns, except that the Debtor may not assign or transfer any of its rights or obligations under this Security Agreement without the prior written consent of the Secured Party, which consent the Secured Party may withhold or delay in its sole and complete discretion.

8.6  Waivers and Amendments. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the party against whom enforcement is sought. In the case of any waiver, the Debtor and the Secured Party shall be restored to their former position and rights hereunder and under the outstanding Secured Obligations, and any Event of Default waived shall be deemed to be cured and not continuing, but no such waiver shall extend to any subsequent or other Event of Default, or impair any right consequent thereon.

8.7  No Waiver; Remedies Cumulative. No failure or delay on the part of the Secured Party in exercising any right, power or privilege hereunder and no course of dealing between the Debtor and the Secured Party shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Secured Party would otherwise have on any future occasion. The rights and remedies herein expressly provided are cumulative and may be exercised singly or concurrently and as often and in such order as the Secured Party deems expedient and are not exclusive of any rights or remedies which the Secured Party would otherwise have whether by security agreement or now or hereafter existing under applicable law. No notice to or demand on the Debtor in any case shall entitle the Debtor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Secured Party to any other or future action in any circumstances without notice or demand.

8.8  Termination; Release. When the Secured Obligations have been indefeasibly paid and performed in full this Security Agreement shall terminate, and the Secured Party, at the request and sole expense of the Debtor, will execute and deliver to the Debtor the proper instruments (including UCC termination statements) acknowledging the termination of this Security Agreement, and will duly assign, transfer and deliver to the Debtor, without recourse, representation or warranty of any kind whatsoever, such of the Collateral as may be in the possession of the Secured Party and has not theretofore been disposed of, applied or released.

8.9  Headings Descriptive. The headings of the several Sections and subsections of this Security Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Security Agreement.

8.10  Severability. In case any provision in or obligation under this Security Agreement or the Secured Obligations shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

8.11  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER DOCUMENT.

[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Debtor and the Secured Party have caused this Security Agreement to be duly executed and delivered as of the date first above written.

THE DEBTOR ITEX CORPORATION

By:
Name: Steven White Title: Chief Executive Officer
Address: 3326 - 160th Ave SE, Suite 100 Bellevue, WA 98008-6418

SECURED PARTY THE INTAGIO GROUP, INC.

By:	Eric Jeck
Title: President

ANNEX A

PERFECTION CERTIFICATE
(UCC Financing Statements)

The undersigned, the President of ITEX Corporation, a Nevada corporation (the “Debtor”), hereby certifies, with reference to a certain Security Agreement dated July 25, 2007 (the “Security Agreement”) (terms defined in such Security Agreement having the same meanings herein as specified therein), between the Debtor and The Intagio Group, Inc., a Delaware corporation (the “Secured Party”), to the Secured Party as follows:

1.  Name. The exact legal name of the Debtor as that name appears on its Restated Articles of Incorporation filed with the Nevada Secretary of State is as follows: ITEX Corporation.

2.  Other Identifying Factors.

(a)  The following is a mailing address for the Debtor: 3326 - 160th Ave SE, Suite 100, Bellevue, WA 98008-6418.

(b)	If different from its indicated mailing address, the Debtor’s place of business or, if more than one, its chief executive office is located at the following address:

Address	County	State

Not applicable

(c)	The following is the type of organization of the Debtor: Corporation

(d)	The following is the jurisdiction of the Debtor’s organization: Nevada

(e)	The following is the Debtor’s state issued organizational identification number: C6527-1985

3.  Other Names.

(a)  The following is a list of all other names (including trade names or similar appellations) used by the Debtor, or any other business or organization to which the Debtor became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years:

ITEX Payment Systems

(b)  Attached hereto as Schedule 3 is the information required in Section 2 for any other business or organization to which the Debtor became the successor by merger, consolidation, acquisition of assets, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years: None

4.  Other Current Locations.

(a)  The following are all other locations in the United States of America in which the Debtor maintains any books or records relating to any of the Collateral consisting of accounts, instruments, chattel paper, general intangibles or mobile goods:

Address	County	State
None
(b)  The following are all other places of business of the Debtor in the United States of America:

Address	County	State
None
(c)  The following are all other locations in the United States of America where any of the Collateral consisting of inventory or equipment is located:

Address	County	State
None
(d)  The following are the names and addresses of all Persons or entities other than the Debtor, such as lessees, consignees, warehousemen or purchasers of chattel paper, which have possession or are intended to have possession of any of the Collateral consisting of instruments, chattel paper, inventory or equipment:

Name	Mailing Address	County	State
None
5.  Prior Locations.

(a)  Set forth below is the information required by Section 4 (a) or (b) with respect to each location or place of business previously maintained by the Debtor at any time during the past five years in a state in which the Debtor has previously maintained a location or place of business at any time during the past four months:

Address	County	State
Not applicable
(b)  Set forth below is the information required by Section 4(c) or (d) with respect to each other location at which, or other Person or entity with which, any of the Collateral consisting of inventory or equipment has been previously held at any time during the past twelve months:

Name	Mailing Address	County	State
Not applicable

6.  Fixtures. Attached hereto as Schedule 6 is the information required by UCC Section 9-502(b) or Section 9-402(5) of each state in which any of the Collateral consisting of fixtures are or are to be located and the name and address of each real estate recording office where a mortgage on the real estate on which such fixtures are or are to be located would be recorded.

7.  Unusual Transactions. Except for those purchases, acquisitions and other transactions described on Schedule 3 or on Schedule 7 attached hereto, all of the Collateral has been originated by the Debtor in the ordinary course of the Debtor’s business or consists of goods which have been acquired by the Debtor in the ordinary course from a Person in the business of selling goods of that kind.

8.  UCC Filings. A duly authorized financing statement, in a form acceptable to the Secured Party and containing the indication of the Collateral set forth on Schedule 8(A) has been, or will be as of the Closing Date, duly filed in the central Uniform Commercial Code filing office in the jurisdiction identified in Section 2(d) and in each real estate recording office referred to on Schedule 6 hereto.

IN WITNESS WHEREOF, I have hereunto signed this Certificate on August 1, 2007.

ITEX Corporation

By:  Steven White
Chief Executive Officer

Schedule 3 - Other Names

None

Schedule 6 - Fixtures

None

Schedule 7 - Unusual Transactions

None

Schedule 8(A) - Collateral Description

Debtor:   ITEX Corporation

Secured Party:  The Intagio Group, Inc.

The collateral covered by this Financing Statement is all of the Debtor’s right, title and interest in, to and under the following, whether now owned or existing or hereafter acquired or arising, and wherever located (all of which being hereinafter collectively called the “Collateral”):

(i)  all Accounts;

(ii)  all Chattel Paper;

(iii)  all Collateral Records;

(iv)  Contracts

(v)  all Documents;

(vi)  all Equipment;

(vii)  all Fixtures;

(viii)  all General Intangibles;

(ix)  all Instruments;

(x)  all Inventory;

(xi)  all Investment Property;

(xii)  all Receivables;

(xiii)  all Receivables Records;

(xiv)  all other tangible and intangible personal property; and

(xv)  all accessions, attachments and additions to any or all of the foregoing, all substitutions and replacements for any or all of the foregoing and all Proceeds or products of any or all of the foregoing.